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                                                                   EXHIBIT 10.13


                          REGISTRATION RIGHTS AGREEMENT


               This Registration Rights Agreement (the "Agreement") is made and entered into as of February 4, 2000, by and among Incyte Pharmaceuticals, Inc., a Delaware corporation (the "Company"), Deutsche Bank Securities Inc. and Warburg Dillon Read LLC (the "Initial Purchasers").

               This Agreement is made pursuant to the Purchase Agreement, dated February 1, 2000 (the "Purchase Agreement"), between the Company and the Initial Purchasers. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Closing under the Purchase Agreement.

               The parties hereby agree as follows:

               1.     Definitions

               Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                      a. Affiliate: "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person or (ii) any officer or director of such other Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power (whether or not exercised) to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                      b. Common Stock: The shares of common stock, par value $0.001 per share, of the Company issuable or issued upon conversion of the Notes and any Common Stock issued with respect thereto upon any stock dividend, split or similar stock.

                      c. Effectiveness Date: The date that is 180 days after the date of the Closing under the Purchase Agreement.

                      d.     Effectiveness Period:  See Section 2(a) hereof.

                      e. Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                      f. Filing Date: The date that is 90 days after the date of the Closing under the Purchase Agreement.

                      g. Indenture: The Indenture, dated as of February 4, 2000, between the Company and State Street Bank and Trust Company, as trustee, pursuant to which the Notes

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are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

                      h. Initial Shelf Registration: See Section 2(a) hereof.

                      i.     Losses:  See Section 5(a) hereof.

                      j.     Notes:  The 5.5% Convertible Subordinated Notes
Due 2007 of the Company being issued and sold pursuant to the Purchase Agreement and the Indenture.

                      k. Purchase Agreement: See the second paragraph of this Agreement.

                      l. Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including, without limitation, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                      m. Initial Purchasers: Deutsche Bank Securities Inc. and Warburg Dillon Read LLC.

                      n. Registrable Securities: The Notes and the Common Stock issuable upon conversion of the Notes, upon original issuance thereof and at all times subsequent thereto, until, in the case of any such Note or share of Common Stock, (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is saleable by the holder thereof pursuant to Rule 144(k) under the Securities Act or (iii) it is distributed to the public pursuant to Rule 144 under the Securities Act.

                      o. Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                      p. Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                      q. Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                      r.     SEC:  The Securities and Exchange Commission.

                      s. Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.


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                      t.     Special Counsel:  Latham & Watkins, or such other
special counsel to the Initial Purchasers or the holders of the Registrable Securities as shall be specified by holders of a majority of the Registrable Securities, the fees and expenses of which will be paid by the Company pursuant to Section 4 hereof.

                      u. Subsequent Shelf Registration: See Section 2(b) hereof.

                      v.     TIA:  The Trust Indenture Act of 1939, as amended.

                      w. Trustee: State Street Bank and Trust Company, as trustee under the Indenture.

                      x. Underwritten Offering: A registration in which the Registrable Securities are sold to an underwriter or underwriters for reoffering and sale to the public.

               2.     Shelf Registration

                      a. Shelf Registration. The Company shall prepare and file with the SEC on or prior to the Filing Date a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering the resale from time to time by the holders thereof of all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form S-3, Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by such holders (including one or more underwritten offerings). The Company shall use all reasonable efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date that is two years from the last date of issuance of any of the Notes (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration have been sold, or (ii) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act or (iii) there cease to be outstanding any Registrable Securities.

                      b. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use all reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use all reasonable efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

                      c. The Company shall supplement and amend the Shelf Registration or Subsequent Shelf Registration, as the case may be, if required by the rules, regulations or

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instructions applicable to the registration form used by the Company for such
Shelf Registration, if required by the Securities Act, or if reasonably requested by the Initial Purchasers or by the Trustee on behalf of the holders of the Registrable Securities covered by such Registration Statement or by any managing underwriter of such Registrable Securities.

               3.     Registration Procedures

                      a. In connection with the Company's registration obligations under Section 2 hereof, the Company shall effect such registrations to permit the sale of the Registrable Securities in accordance with the method or methods of disposition thereof intended by the holders of such Registrable Securities (including one or more Underwritten Offerings), and pursuant thereto the Company shall as expeditiously as possible:

                             i.     Prepare and file with the SEC a
Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; provided, that before filing any such Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference and that the Company is required by applicable securities laws or stock exchange requirements to file) the Company shall furnish to the holders of the Registrable Securities covered by such Registration Statement, the Initial Purchasers and the Special Counsel, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders and the Special Counsel, and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (other than such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein and that the Company is required by applicable securities laws or stock exchange requirements to file) to which the holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement, the Initial Purchasers or the Special Counsel shall reasonably object on a timely basis.

                             ii.    Prepare and file with the SEC such
amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the methods of disposition intended by the holders thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented.

                             iii.   Notify the selling holders of Registrable
Securities, the Initial Purchasers and the Special Counsel promptly, and (if requested by any such Person) confirm such notice in writing, (a) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (b) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the


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Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (c) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (d) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (e) of the existence of any fact or the happening of any event or circumstance which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (f) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                             iv.    Use all reasonable efforts to obtain the
withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

                             v.     Subject to Section 3(c), if reasonably
requested by the Initial Purchasers or the holders of a majority in aggregate principal amount of the Registrable Securities being sold, (a) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Company, the Initial Purchasers or such holders agree should be included therein as required by applicable law, (b) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (c) supplement or make amendments to any Registration Statement consistent with clause (a) or (b) above; provided, that the Company shall not be required to take any actions under this Section 3(a)(v) that are not, in the opinion of outside counsel for the Company, in compliance with applicable law.

                             vi.    Furnish to each selling holder of
Registrable Securities, the Initial Purchasers and the Special Counsel, without charge, at least one conformed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements and schedules and, if the selling holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                             vii.   Deliver to each selling holder of
Registrable Securities, the Initial Purchasers and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement



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thereto by each of the selling holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

                             viii.  Prior to any public offering of Registrable
Securities, to register or qualify or cooperate with the selling holders of Registrable Securities and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any seller reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                             ix.    Cause the Registrable Securities covered by
the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

                             x.     Upon the occurrence of any event
contemplated by Section 3(a)(iii)(e) or 3(a)(iii)(f) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document (such as Current Report on Form 8-K) so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not
(a) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or
(b) require amendment as provided in Section 3(a)(iii)(f) above.

                             xi.    In connection with a disposition of
Registrable Securities, (a) make available for inspection, at the offices where normally kept during reasonable business hours, by a representative of the holders of Registrable Securities being sold or by any Managing Underwriter participating in any disposition of the Registrable Securities, if any, and any attorney or accountant retained by such selling holders or Managing Underwriters, financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as they may reasonably request, and (b) cause the officers, directors, employees, accountants and auditors of the Company and its subsidiaries to supply all information reasonably requested by any such representative, managing underwriter, attorney or accountant in connection with such disposition; provided, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or


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documents shall be kept confidential by such Persons, and such Persons shall so agree in writing, unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities or (iii) disclosure of such records, information or documents is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities
Act).

                             xii.   Cause the Indenture to be qualified under
the TIA not later than the effective date of the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the Trustee and the holders of the Registrable Securities, to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use all reasonable efforts to cause such Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                             xiii.  Comply with all applicable rules and
regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                             xiv.   Enter into such agreements (including, in
the event of an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including, in the event of an underwritten offering, those reasonably requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into, and if the registration is an underwritten registration, (a) make such representations and warranties, subject to the Company's ability to do so, to the holders of such Registrable Securities and the underwriters with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (b) use all reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, Special Counsel and the holders of a majority of the Registrable Securities being sold) addressed to each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and managing underwriters; (c) use all reasonable efforts to obtain comfort letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other



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certified public accountants of any subsidiary of the Company or any business acquired or to be acquired by the Company for which financial statements and financial date is, or is required to be, included in the Registration Statement), addressed to each of the managing underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in comfort letters in connection with Underwritten Offerings; and (d) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold, the Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (a) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder.

                             xv.    Unless any Registrable Securities shall be
in book-entry only form, cooperate with the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the holders may request.

                             xvi.   Provide a CUSIP number for all Registrable
Securities no later than the effective date of the Registration Statement and, unless any Registrable Securities shall be in book-entry only form, provide the Trustee under the Indenture and the transfer agent for the Common Stock with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company.

                             xvii.  Cause the Common Stock to be listed on each
securities exchange or quotation system on which the Company's Common Stock is then listed no later than the date the Registration Statement is declared effective and, in connection therewith, to the extent applicable, to make such filings under the Exchange Act and to have such filings declared effective thereunder.

                      b. The Company may require each selling holder of Registrable Securities as to which any registration is being effected, and such selling holder of Registrable Securities agrees, to furnish to the Company such information regarding the distribution of such Registrable Securities as is called for in Appendix I to the Confidential Offering Memorandum dated February 1, 2000. The Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder of Registrable Securities as to which any Registration Statement is being effected agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact


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relating to such Holder or its plan of distribution necessary to make the statement in such Prospectus, in light of the circumstances under which they were made, not misleading.

                      c. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(a)(iii)(b), 3(a)(iii)(c), 3(a)(iii)(d), 3(a)(iii)(e) or 3(a)(iii)(f) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by the applicable Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(x) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. The period of effectiveness of the Shelf Registration Statement provided for in
Section 2(a) above shall be extended by the number of days from and including the date of giving such notice to and including the date when the Initial Purchaser and the Holders shall have received such amended or supplemented prospectus pursuant to this Section.

               4.     Registration Expenses

               All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any of the Registration Statements become effective and whether or not any of the Registrable Securities are transferred pursuant to the Registration Statement. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., (B) with respect to designation of the Registrable Securities as eligible for trading on the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market or on the Nasdaq National Market, and (C) of compliance with securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for selling holders of Registerable Securities in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the holders of a majority in aggregate principal amount of the Registrable Securities being sold may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the Special Counsel or the holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and the Special Counsel for the selling holders of Registrable Securities or the Initial Purchasers in connection with the Shelf Registration (provided that the Company shall not be liable for the reasonable fees and expenses of more than one separate firm for all parties participating in any transaction hereunder), (v) fees and disbursements of all independent certified public accountants, (vi) fees and expenses of any qualified independent underwriter or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the Bylaws of the National Association of Securities Dealers, Inc., (vii) rating agency fees in connection with obtaining ratings of the Notes at the time of their original issuance,



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(viii) Securities Act liability insurance if the Company so desires such insurance, and (ix) fees and expenses of all other Persons retained by the Company. In addition, the Company will, in any event, bear its own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

               5.     Indemnification

                      a. Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, the officers, directors and agents and employees of each of them, each Person who, controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such holder and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, the costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or allegedly untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such holder pursuant to
Section 3(b) hereof expressly for use in the Registration Statement; provided, that the Company shall not be liable to any holder of Registrable Securities to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A) (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such holder of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise. The Company shall also indemnify each selling broker, dealer manager and similar securities industry professional participating in the distribution, and each of their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                      b. Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder severally agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in information so furnished in writing by such holder to the Company pursuant to Section 3(b) hereof expressly for use in such Registration Statement or Prospectus and that such information was solely relied upon by the Company in preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale of Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any Prospectus or Registration Statement.

                      c. Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. The failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except and only to the extent that such failure was prejudicial to the indemnifying party and the indemnifying party was actually damaged or suffered any loss incurred any additional expense as a result thereof. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in additional to any local counsel) for all Holders and all persons, if any, who control any Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, and (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign a Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding affected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable or any settlement of any proceeding affected without its written consent if (i) such settlement is entered into more than 30 days after receipt of such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. The indemnifying party shall not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 5, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

                      d. Contribution. If the indemnification provided for in this Section 5 is unavailable to an indemnified party under Section 5(a) or 5(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding.

                      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 5(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                      The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder, under the Purchase Agreement, the Securities Act or otherwise. The provisions of this Section 5 shall survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any holder or any termination of this Agreement.

               6.     Information Requirements

                      a. The Company shall file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. The Company further covenants that it will cooperate with any holder of Registrable Securities and take such further action as any holder of Registrable Securities may reasonably request (including without limitation making such representations as any such holder may reasonably request), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

                      b. The Company shall file in a timely manner the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-3 in order to allow the Company to be eligible to file registration statements on Form S-3 after February 1, 2000.

               7.     Liquidated Damages

                      a. The parties hereto agree that the holders of Registrable Securities will suffer damages and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration has not been filed on or prior to the Filing Date, (ii) the Initial Shelf Registration has not become effective on or prior to the Effectiveness Date, (iii) prior to the end of the Effectiveness Period, the SEC shall have issued a stop order suspending the effectiveness of any Shelf Registration or proceedings have been initiated under Section 8(d) or 8(e) of the Securities Act, or (iv) a notice under Section 3(a)(iii)(e) hereof is delivered and either
(A) such notice is delivered during the period from the effective date of the Initial Shelf Registration until 90 days thereafter (the "Initial Resale Period"), (B) the aggregate number of days since the Initial Resale Period for which all notices delivered pursuant to Section 3(a)(iii)(e) hereof have been in effect exceeds 90 days or (C) such notice is either the second such notice in any three-month period or the third such notice in any twelve-month period

(individually referred to herein as an "Event") (the Filing Date in the case of clause (i), the Effectiveness Date in the case of clause (ii), the date on which the Registration Statement ceases to be effective or proceedings referred to therein have been commenced in the case of clause (iii), and the date on which such notice is delivered in the case of clause (iv)(A) or the date on which the 90-day limit is exceeded in the case of clause (iv)(B) or the date on which the second or third notice, respectively, is delivered in the case of clause
(iv)(C), being referred to herein as an "Event Date").

               Accordingly, upon the occurrence of each Event, in addition to agreeing to use all reasonable efforts to ensure that the use of the Prospectus may be resumed as quickly as practicable, commencing on the Event Date, the Company agrees to pay, as liquidated damages, and not as a penalty, to each holder of a Registrable Security, an additional amount (the "Liquidated Damages Amount") equal to one-half of one percent per annum (50 basis points) per $1,000 principal amount of Notes held by such holder and one-half of one percent per annum (50 basis points) calculated on an amount equal to the product of (x) the Conversion Price (as defined in the Indenture) times (y) the number of shares of Common Stock held by such holder; provided, that such liquidated damages will, in each case, cease to accrue on and after the date the Shelf Registration is filed, becomes effective or resumes effectiveness, or the notice under clause 3(a)(iii)(e) is no longer in effect, as the case may be.

                      b. The Company shall pay the liquidated damages due on the Registrable Securities by depositing with the Trustee under the Indenture, in trust, for the benefit of the holders thereof, at least one business day prior to the applicable interest payment date, sums sufficient to pay the liquidated damages then due. The liquidated damages amount due shall be payable on each interest payment date to the record holder entitled to receive the interest payment to be made on such date, provided that accrued liquidated damages amounts shall be paid on the applicable redemption date upon the redemption of any Note (to the extent accrued with respect to such Note) and, in the event of redemption of all Notes, shall also be paid on such redemption date to the holders of Common Stock (to the extent accrued with respect to such Common Stock). The Trustee shall be entitled, on behalf of the holders of Registrable Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of such liquidated damages. All of the Company's obligations set forth in this Section 7 which are outstanding with respect to any Registrable Securities at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of the Agreement pursuant to Section 8(o).

                      c. The parties hereto agree that the liquidated damages provided for in this Section 7 constitute a reasonable estimate of the damages that may be incurred by holders of Registrable Securities (other than the Initial Purchasers) by reason of the failure of the Shelf Registration to be filed, be declared effective or be available for use, as the case may be, in accordance with the provisions hereof.

               8.     Miscellaneous

                      a. Remedies. In the event of a breach by the Company of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                      b. No Inconsistent Agreements. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

                      c. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended (other than the last sentence of Section 8(g)), modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding Common Stock constituting Registrable Securities (with holders of Notes deemed to be the holders for purposes of this Section 8(c), of the number of outstanding shares of Common Stock into which such Notes are then convertible). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                      d. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                                            (a)    if to a holder of
                        Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 8(d); and

                                            (b)    if to the Company, to Incyte
                        Pharmaceuticals, Inc., 3174 Porter Drive, Palo Alto, California 94304, Attention: General Counsel.

or to such other address as any party may have furnished to the other parties in writing in accordance herewith.

                      e. Owner of Registrable Securities. The Company will maintain, or will cause its registrar and transfer agent to maintain, a register with respect to the Registrable Securities in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name

Registrable Securities are registered in such register of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

                      f. Approval of Holders. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage. For purposes of calculating the consent or approval of holders of a majority of the then outstanding aggregate principal amount of Registrable Securities, Registrable Securities which have been converted into shares of Common Stock shall be deemed to bear the principal amount at which such securities were converted.

                      g. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each holder of any Registrable Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of each holder of any Registrable Securities.

                      h. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                      i. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                      j. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                      k. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use all reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                      l. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Notes sold pursuant to the Purchase Agreement and the Common Stock issuable upon conversion of the Notes. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Notes or the Common Stock issuable upon conversion of the Notes. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

                      m. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                      n. Further Assurances. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

                      o. Termination. This Agreement and the obligations of the parties hereunder shall terminate at the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4 or 5 or the proviso of Section 3(a)(xi) above, and the obligations to make payments of and provide for liquidated damages under Section 7 hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with their terms.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            Incyte Pharmaceuticals, Inc.

                                            By: /s/ John M. Vuko
                                            Title: Chief Financial Officer



Accepted as of the date first above written:

DEUTSCHE BANK SECURITIES INC.
WARBURG DILLON READ LLC

As the Initial Purchasers:


By: Deutsche Bank Securities Inc.


By:     /s/ James Scopa
Title:  Managing Director